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                                                                       EXHIBIT 2




                                 AUTOZONE, INC.

                                  COMMON STOCK
                           (PAR VALUE $0.01 PER SHARE)

                             UNDERWRITING AGREEMENT

                                                                October 31, 2003


Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

Certain stockholders of AutoZone, Inc., a Nevada corporation (the "Company"), named in Schedule 1 hereto (the "Selling Stockholders") propose to sell to the Citigroup Global Markets Inc. (the "Underwriter") an aggregate of 5,600,000 shares (the "Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"). This is to confirm the agreement concerning the purchase of the Shares from the Selling Stockholders by the Underwriter.

1. Representations, Warranties and Agreements of the Company. The Company represents and warrants (at and as of the date hereof and at and as of the Closing Date (as defined in Section 5 hereof)) to, and agrees with, the Underwriter that:

         (a) A registration statement on Form S-3 (File No. 333-83436) in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to the Underwriter, has been declared effective by the Commission in such form; no other document with respect to such registration statement (or document incorporated by reference therein) has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"); the various parts of such registration statement, including all exhibits thereto and including (i) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, and (ii) any post-effective amendment or amendments of the registration statement filed pursuant to Rule 462 under the Act, being hereinafter called the "Registration Statement"; the prospectus, in the form in which it has most recently been filed, or transmitted for filing with the Commission prior to or on the date hereof under the Act, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any


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                  document filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
                  Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

         (b) No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued by the Commission, and each Preliminary Prospectus and the Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter or by any Selling Stockholder expressly for use therein;

         (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statement or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter or by any Selling Stockholder expressly for use therein;

         (d) The documents incorporated by reference in the Prospectus, when they became effective or were filed with Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (e) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or



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                  not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than shares of Common Stock repurchased by the Company under its previously announced stock repurchase program and shares issued or issuable pursuant to employee and director stock option plans, the director compensation plan and employee stock purchase plans, in each case as in effect on the date hereof) or any increase in excess of $150 million in the aggregate in the consolidated long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

         (f) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not and do not have, either individually or in the aggregate, any material adverse effect on the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not and do not have, either individually or in the aggregate, any material adverse effect on the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

         (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each of the Company's subsidiaries that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Company's subsidiaries that are limited partnerships or limited liability companies have been duly organized and are validly existing as limited partnerships or limited liability companies in good standing under the laws of the states of their respective organization with power and authority (partnership or corporate and other) to own their properties and conduct their businesses, and have been duly qualified as foreign limited partnerships or limited liability companies for the transaction of business and are in good standing under the laws of each other jurisdiction in which they own or lease properties, or conduct any business, so as to require such qualification, or are subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and all of the outstanding shares of capital stock of, or equity interests in, each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable



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                  and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, equities or claims, except for 118 shares of the 1,200 outstanding shares of preferred stock, $100 par value, of AutoZone Development Corporation;

         (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders to the Underwriter hereunder) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Common Stock contained in the Prospectus;

         (i) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, stock option or other employee benefit plan, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties; no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter; and this Agreement has been duly authorized, executed and delivered by the Company;

         (j) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is subject which, if determined adversely to the Company or any of its subsidiaries, would, either individually or in the aggregate, have a material adverse effect on the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

         (k) There are no contracts or other documents of a character required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the rules and regulations of the Commission thereunder which have not been described in the Prospectus or filed as exhibits to the Registration Statement; and

         (l) Ernst & Young LLP, who have certified certain financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

2. Representations, Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder severally represents and warrants (at and as of the date hereof and at and as of the Closing Date) to, and agrees with, the Underwriter that:



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         (a)      Such Selling Stockholder holds the Shares being sold by such
                  Selling Stockholder hereunder free and clear of all liens, encumbrances, equities or claims; immediately prior to the Closing Date such Selling Stockholder will hold the Shares being sold by such Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Shares and payment therefor pursuant hereto, the Underwriter will hold such Shares, free and clear of all liens, encumbrances, equities or claims, assuming that the Underwriter purchases such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or other adverse claim within the meaning of the Uniform Commercial Code as in effect in the State of New York;

         (b) Such Selling Stockholder has full right, power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, stock option or other employee benefit plan, or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter, bylaws, deed of trust, partnership agreement or other constituent documents, if any, relating to such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any properties of such Selling Stockholder; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance by such Selling Stockholder of this Agreement and the consummation of the transactions contemplated hereby, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter; and this Agreement has been duly authorized, executed and delivered by the Selling Stockholders;

         (c) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Stockholder expressly for use therein, the Registration Statement and such Preliminary Prospectus do not, and the Prospectus and any amendments or supplements thereto will not, as of the applicable effective date or as of the applicable filing date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

         (d) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

3. Purchase of Shares. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each Selling Stockholder hereby, severally and not jointly, agrees to sell the number of Shares set forth opposite such Selling Stockholder's name in Schedule 2 hereto to the Underwriter and the Underwriter agrees to purchase such number of Shares from each Selling Stockholder.



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The price to be paid by the Underwriter to the Selling Stockholders for the
Shares shall be $98.8815 per share.

The Selling Stockholders shall not be obligated to deliver any of the Shares to be delivered on the Closing Date, except upon payment for all the Shares to be purchased on the Closing Date as hereinafter provided.

4. Offering of Shares by the Underwriter. The Underwriter proposes to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

5. Delivery of and Payment for the Shares. Delivery of and payment for the Shares shall be made in New York, New York, at 10:00 A.M., New York City time, November 5, 2003, or at such other date or place as shall be determined by agreement between the Underwriter and the Selling Stockholders. This date and time are sometimes referred to as the "Closing Date". On the Closing Date, each Selling Stockholder shall deliver or cause to be delivered the Shares to the Underwriter against payment to or upon the order of such Selling Stockholder of the purchase price for the Shares by wire transfer or certified or official bank check or checks payable in immediately available (same day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. Upon delivery, the Shares shall be registered in such names and in such denominations as the Underwriter shall request in writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of the certificates for the Shares, the Selling Stockholders shall make the certificates or other documentation representing the Shares available for inspection by the Underwriter in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Closing Date.

6. Further Agreements of the Company. The Company agrees:

         (a) To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by the rules and regulations of the Commission under the Act; to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Underwriter, be required by the Act or requested by the Commission; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Closing Date which shall be disapproved by the Underwriter promptly after reasonable notice thereof; to advise the Underwriter promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise the Underwriter promptly after it receives notice thereof of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;



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         (b)      Promptly from time to time to take such action as the
                  Underwriter may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to continue such qualifications in effect in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) Prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and from time to time to furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith; prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and from time to time to deliver promptly to the Underwriter in New York City such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Underwriter and upon the Underwriter's request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Underwriter's request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many copies as the Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company (which need not be audited) complying with Section 11 (a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act);

         (e) For so long as any reports or proxy or information statements are required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flow of the Company certified by independent public accountants);



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

         (f) During a period of three years from the effective date of the Registration Statement, to furnish to the Underwriter, upon its request, copies of all reports or other communications (financial or other) furnished to all stockholders, and deliver to the Underwriter as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and

         (g) To use its best efforts to comply with the rules and regulations of the New York Stock Exchange with respect to the offering of the Shares.

7. Further Agreements of the Selling Stockholders. Each Selling Stockholder agrees:

         (a) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus not, directly or indirectly, to offer, sell, contract to sell or otherwise transfer or dispose of any capital stock of the Company or securities convertible or exchangeable or exercisable for capital stock of the Company (except for the Shares to be sold hereunder to the Underwriter), without the prior written consent of the Underwriter;

         (b) That the obligations of such Selling Stockholder hereunder shall not be terminated by any act of such Selling Stockholder, by operation of law or, in the case of a partnership, by the termination of such partnership, or, in the case of a corporation, the dissolution or liquidation of such corporation;

         (c) To deliver to the Underwriter prior to the Closing Date a properly completed and executed U.S. Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof); and

         (d) To advise the Underwriter promptly of any material adverse change, or any development involving a prospective material adverse change, in or affecting the accuracy of any of its or his representations or warranties or its or his inability to perform the agreements and indemnities herein at any time prior to payment being made to such Selling Stockholder on the Closing Date and take such steps as may be reasonably requested by the Underwriter to remedy any such material adverse change or inability.

8. Expenses. The Selling Stockholders, jointly and severally, covenant and agree with the Underwriter that the Selling Stockholders will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and any dealers; (ii) the cost of delivering, printing or producing this Agreement, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky Memorandum; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; (vii) any stock transfer taxes payable in connection with sales of Shares to the Underwriter and (viii) all other costs and expenses incident to the performance of the Company's and the Selling Stockholders' obligations hereunder which are not otherwise specifically provided for in this Section 8. It is understood, however, that, except as provided in this Section 8,

Section 10 and Section 13 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses in connection with any offers they may make.

9. Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder, as to the Shares to be delivered on the Closing Date, shall be subject, in its discretion, to the accuracy, when made and on and as of the Closing Date, of all representations and warranties of the Company and each of the Selling Stockholders contained herein, to the performance by the Company and each of the Selling Stockholders of all of their respective obligations hereunder, and to the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations of the Commission under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriter's reasonable satisfaction;

         (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby, shall be reasonably satisfactory in all material respects to Simpson Thacher & Bartlett LLP, counsel for the Underwriter, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable such counsel to furnish to the Underwriter their written opinion, addressed to the Underwriter and dated the Closing Date, with respect to such matters as the Underwriter may reasonably request and in form and substance reasonably satisfactory to the Underwriter;

         (c) Schreck Brignone, special Nevada counsel for the Company, shall have furnished to the Underwriter their written opinion, addressed to the Underwriter dated the Closing Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Nevada, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (ii) The Company has authorized capital stock as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company (including the Shares being delivered on the Closing
                           Date) have been duly and validly authorized and issued and are fully paid and nonassessable; and the Shares conform to the description of the Common Stock contained in the Prospectus;

                  (iii) This Agreement has been duly authorized, executed and delivered by the Company;

                  (iv) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions herein contemplated will not result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any Nevada statute or of any order, rule or regulation known to such counsel, which in its experience is normally applicable to transactions of the type contemplated by this Agreement, of any Nevada court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries; and

                  (v) No consent, approval, authorization, order, registration or qualification of or with any state court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares (as to which such counsel need express no opinion), and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter (as to which such counsel need express no opinion).

In rendering such opinion, such counsel may state that such opinion is limited to matters governed by Nevada law.

         (d) Latham & Watkins LLP, counsel for the Company, shall have furnished to the Underwriter their written opinion, addressed to the Underwriter dated the Closing Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

                  (i) This Agreement has been duly executed and delivered by the Company;

                  (ii) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument, or stock option or other employee benefit plan set forth on a list annexed to such counsel's opinion (which list shall be reasonably satisfactory to the Underwriter), nor will such action result in any violation of any statute or of any order, rule or regulation known to such counsel, which in its experience is normally applicable to transactions of the type contemplated by this Agreement, of any U.S. federal or state court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties;

                  (iii) No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or state court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter;

                  (iv) The Registration Statement has become effective under the Act; no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated by the Commission; and all required filings of the Prospectus pursuant to Rule 424 under the Act has been made in accordance with Rule 424 under the Act;

                  (v) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

                  (vi) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, and representatives of the independent public accountants for the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and such counsel has not made any independent check or verification thereof, during the course of such participation no facts came to such counsel's attention that caused such counsel to believe that (I), as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (II) as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (III) as of the Closing Date, either the Registration Statement or the Prospectus (including, in each case, any document incorporated by reference in the Prospectus) or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial data in the Registration Statement or the Prospectus, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required (it being understood that such counsel need express no belief with respect to the financial statements or the financial data included or incorporated by reference in, or omitted from, the Registration Statement or Prospectus).

In rendering such opinion, such counsel may state that such opinion is limited to matters governed by U.S. federal law and New York law.

         (e) Harry L. Goldsmith, Esq., Senior Vice President, General Counsel and Secretary of the Company, or Donald R. Rawlins, Esq., Vice President, Assistant General Counsel and Assistant Secretary of the Company, shall have furnished to the Underwriter his written opinion, addressed to the Underwriter dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

                  (i) The Company is duly qualified as a foreign corporation to transact its business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in any material adverse change in the financial condition, earnings, management or business affairs, or any development involving a prospective material adverse change in the financial condition, earnings, management or business affairs, of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business;

                  (ii) Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) (each, a "Significant Subsidiary" and, collectively, the "Significant Subsidiaries" has been duly organized and is validly existing as a corporation, limited liability company or limited partnership in good standing under the laws of the jurisdiction of its organization, has corporate, limited liability company or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in any material adverse change in the financial condition, earnings, management or business affairs, or any development involving a prospective material adverse change in the financial condition, earnings, management or business affairs, of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business;

                  (iii) All of the outstanding shares of capital stock of, or equity interests in, each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned, directly or indirectly, by the Company, and, to the best knowledge of such counsel, are owned free and clear of all liens, encumbrances, equities or claims, other than 118 shares of the 1,200 outstanding shares of preferred stock, $100 par value, of AutoZone Development Corporation; none of the outstanding shares of capital stock or partnership interest of any Significant Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Significant Subsidiary;

                  (iv) To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of its Significant Subsidiaries is a party or to which the assets, properties or operations of the Company or any of its Significant Subsidiaries is subject, before or by any court or governmental agency or body, domestic or foreign, which would reasonably be expected to result in any material adverse change in the financial condition, earnings, management or business affairs, or any development involving a prospective material adverse change in the financial condition, earnings, management or business affairs, of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated under the Agreement or the performance by the Company of its obligations thereunder;

                  (v) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or By-laws and no default by the Company or any of its subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement

                  (vi) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, stock option or other employee benefit plan, or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any of its subsidiaries or any statute or of any order, rule or regulation known to such counsel of any U.S. federal or state court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties;

                  (vii) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respect with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

                  (viii) Such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

         (f) Wachtell, Lipton, Rosen & Katz, counsel to the Selling Stockholders, shall have furnished to the Underwriter their written opinion, addressed to the Underwriter dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

                  (i) This Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder;

                  (ii) Each Selling Stockholder has full right, power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement and the consummation by such Selling Stockholder of the transactions contemplated hereby will not result in any violation of its partnership agreement or limited liability company agreement or any statute or any order, rule or regulation known to such counsel, which in their experience is normally applicable to transactions of the type contemplated by this Agreement, of any U.S. federal or state court or governmental agency or body having jurisdiction over such Selling Stockholder;

                  (iii) No consent, approval, authorization, order, registration or qualification of or with any such U.S. federal or state court or governmental agency or body is required for the execution, delivery and performance by each Selling Stockholder of this Agreement and the consummation by such Selling Stockholder of the transactions contemplated hereby, except the registration of the Shares under the Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter; and

                  (iv) Upon the payment and transfer contemplated hereto, the Underwriter will acquire a security entitlement with respect to the Shares to be sold by the Selling Stockholders and no action based on an adverse claim may be asserted against the Underwriter.

In rendering such opinion, such counsel may (i) state that such opinion is limited to matters governed by U.S. federal law, New York state law, the Delaware Revised Uniform Limited Partnership Act, the Delaware Limited Liability Company Act and, in reliance upon an opinion of Conyers, Dill & Pearman, Bermuda counsel to the Selling Stockholders, Bermuda law and (ii) rely as to matters of fact upon the representations and warranties of the Selling Stockholders contained herein as to the opinions set forth in clauses (i) and (iv) above.

         (g) On the Closing Date, Ernst & Young LLP shall have furnished to the Underwriter a "comfort" letter or letters, addressed to the Underwriter and dated the respective date of delivery thereof, as to such matters as the Underwriter may reasonably request and in form and substance satisfactory to the Underwriter;

         (h) (i) The Company and its subsidiaries shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (other than shares of Common Stock repurchased by the Company under its previously announced stock repurchase program and shares issued or issuable pursuant to employee and director stock option plans, the director compensation plan and employee stock purchase plans, in each case as in effect on the date hereof) or any increase in excess of $150 million in the aggregate in the consolidated long-term debt of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the Underwriter's judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus;

         (i) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in the Common Stock on the New York Stock Exchange shall have been suspended or materially limited; (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on such Exchange by the Commission, by such Exchange or by any other regulatory body or governmental authority having jurisdiction; (iii) a banking moratorium shall have been declared by Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, if the effect of any such event specified in this clause (iv) in the reasonable judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus; or (v) the occurrence of any other calamity or crisis or any change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) which, in the reasonable judgment of the Underwriter, would materially and adversely affect the financial markets or the market for the Shares;

         (j) The Company shall have furnished or caused to be furnished to the Underwriter on the Closing Date certificates of officers of the Company satisfactory to the Underwriter as to the accuracy of the representations and warranties of the Company herein at and as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date, as to the matters set forth in Sections 9(a) and 9(h) hereof and as to such other matters as the Underwriter may reasonably request;

         (k) Each Selling Stockholder shall have furnished to the Underwriter on the Closing Date a certificate as to the accuracy of the representations and warranties of such Selling Stockholder contained herein at and as of the Closing Date, as to the performance by such Selling Stockholder of all of its or his obligations hereunder to be performed by such Selling Stockholder at or prior to the Closing Date and as to such other matters as the Underwriter may reasonably request; and

         (l) The Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of Prospectuses on the business day next succeeding the date of this Agreement.

10. Indemnification and Contribution.

         (a) The Company shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares in connection herewith), to which that Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Underwriter and each such controlling person for any legal or other expenses reasonably incurred by the Underwriter or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter or by or on behalf of any Selling Stockholder expressly for use therein; and provided, further, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of the Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Shares to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 6(c) hereof. For purposes of the last proviso to the immediately preceding sentence the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any controlling person of that Underwriter.

         (b) The Selling Stockholders (subject to the limitation on indemnity contained in the last sentence of this Section 10(b), severally and not jointly, shall indemnify and hold harmless the Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares in connection herewith), to which that Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Stockholder expressly for use therein, and shall reimburse the Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Shares to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospect was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 6(c) hereof. For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholders may otherwise have to the Underwriter or any controlling person of the Underwriter. The aggregate liability of any Selling Stockholder to indemnify the Underwriter and any controlling persons of the Underwriter pursuant to the foregoing indemnity agreement shall not exceed the proceeds received by such Selling Stockholder from the Shares sold by it pursuant to this Agreement.

         (c) The Underwriter shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Act and each Selling Stockholder from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter expressly for use therein, and shall reimburse the Company, any such director, officer or controlling person and such Selling Stockholder for any legal or other expenses reasonably incurred by the Company, any such director, officer or controlling person or such Selling Stockholder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Company or any such director, officer or controlling person.

         (d)      Promptly after receipt by an indemnified party under this
                  Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under subsections (a), (b) and (c) of this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
                  Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriter shall have the right to employ counsel to represent jointly the Underwriter and its respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Company or any Selling Stockholder under this Section 10 if, in the reasonable judgment of the Underwriter, it is advisable for the Underwriter and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of one such separate counsel shall be paid by the Company or such Selling Stockholder, as the case may be. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Sections 10(a), 10(b) or 10(c) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 10(d) hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by each of the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriter with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission, and no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the proceeds received by such Selling Stockholder from the Shares sold by it pursuant to this Agreement exceeds the amount of any damages which such Selling Stockholder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) Each Selling Stockholder severally confirms, and the Underwriter agrees that the information (other than the percentage of shares owned) pertaining to each Selling Stockholder under the captions "Selling Stockholders" in the Prospectus constitutes the only information furnished in writing to the Company by such Selling Stockholder expressly for use in the Registration Statement and the Prospectus.

         (g) The agreements contained in this Section 10 and the representations, warranties and agreements of the Company in Sections 1, 6 and 8 hereof and of the Selling Stockholders in Sections 2, 7, 8 and 12 hereof shall survive the delivery of the Shares and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

11. Termination. The obligations of the Underwriter hereunder may be terminated by the Underwriter, in its absolute discretion, by notice given to and received by the Company and the Selling

Stockholders prior to delivery of any payment for the Shares if, prior to that time, any of the events described in Section 9(h) or 9(i) hereof shall have occurred.

12. Reimbursement of Expenses. If (a) any Selling Stockholder shall fail to tender the Shares for delivery to the Underwriter for any reason permitted under this Agreement or (b) the Underwriter shall decline to purchase the Shares for any reason permitted under this Agreement, the Selling Stockholders, jointly and severally, shall, subject to the next succeeding sentence of this Section 12, reimburse the Underwriter for the reasonable fees and expenses of its counsel and for such other out-of-pocket expenses as shall have been incurred by it in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Selling Stockholders shall pay the full amount thereof to the Underwriter. If this Agreement is terminated pursuant to Section 11 hereof because of the occurrence of any of the events described in Section 9(i) hereof, the Selling Stockholders shall not be obligated to reimburse the Underwriter on account of those expenses and shall not have any other liability to the Underwriter except as provided in Section 8 or 10 hereof.

13. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) If to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission at the address set forth above, Attention: General Counsel;

         (b) If to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; and

         (c) If to the Selling Stockholders, shall be delivered or sent by mail, telex or facsimile transmission to 200 Greenwich Avenue, Greenwich, Connecticut 06830.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Underwriter shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Selling Stockholders.

14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company, the Selling Stockholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Act and (B) the indemnity agreement of the Underwriter contained in Section 10(c) hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement, the Selling Stockholders and any person controlling the Company or any Selling Stockholder within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

15. Certain Definition. For purposes of this Agreement, a "business day" means any day on which the New York Stock Exchange is open for trading.

16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

17. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts (including, without limitation, facsimile counterparts), each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you this letter and such acceptance hereof shall constitute a binding agreement among the Underwriter, each of the Selling Stockholders and the Company.

                               Very truly yours,

                               AutoZone, Inc.

                               By: /s/ Harry L. Goldsmith
                                   ---------------------------------------------
                                   Harry L. Goldsmith
                                   Senior Vice President, General Counsel &
                                   Secretary

                               By: /s/ Michael Archbold
                                   ---------------------------------------------
                                   Michael Archbold
                                   Senior Vice President and Chief Financial
                                   Officer


                               SELLING STOCKHOLDERS:

                               ESL Partners, L.P.

                               By: RBS Partners, L.P., its general partner
                               By: ESL Investments, Inc., its general partner

                                   By: /s/ William C. Crowley
                                       -----------------------------------------
                                       William C. Crowley
                                       President and Chief Operating
                                       Officer

                               ESL Limited

                               By: ESL Investment Management, LLC, its
                               investment manager


                                   By: /s/ William C. Crowley
                                       -----------------------------------------
                                       William C. Crowley
                                       Member

                               ESL Institutional Partners, L.P.

                               By: RBS Investment Management, LLC, its general partner


                                   By: /s/ William C. Crowley
                                       -----------------------------------------
                                       William C. Crowley
                                       Member

                               ESL Investors, L.L.C.

                               By: RBS Partners, L.P., its manager
                               By: ESL Investments, Inc., its general partner


                                   By: /s/ William C. Crowley
                                       -----------------------------------------
                                       William C. Crowley
                                       President and Chief Operating Officer

                               Acres Partners, L.P.

                               By: ESL Investments, Inc., its general partner


                                   By: /s/ William C. Crowley
                                       -----------------------------------------
                                       William C. Crowley
                                       President and Chief Operating Officer

                               Marion Partners, L.P.

                               By: ESL Investments, Inc., its general partner


                                   By: /s/ William C. Crowley
                                       -----------------------------------------
                                       William C. Crowley
                                       President and Chief Operating Officer

                               Blue Macaw Partners, L.P.

                               By: ESL Investments, Inc., its general partner


                                   By: /s/ William C. Crowley
                                       -----------------------------------------
                                       William C. Crowley
                                       President and Chief Operating Officer

Accepted as of the date hereof:

Citigroup Global Markets Inc.

By:
   -----------------------------------
   Title:  Managing Director

                                   SCHEDULE 1

                                                                                   NUMBER OF
NAME OF SELLING STOCKHOLDER                                                         SHARES
---------------------------                                                      -----------
ESL Partners, L.P.                                                                2,422,470
ESL Limited                                                                         344,699
ESL Institutional Partners, L.P.                                                     93,255
ESL Investors, L.L.C.                                                               375,344
Acres Partners, L.P.                                                              1,651,042
Marion Partners, L.P.                                                               224,840
Blue Macaw Partners, L.P.                                                           488,350
                                                                                 ----------
Total                                                                             5,600,000
                                                                                 ==========